                                                                    EXHIBIT 23.5


                         PROSPECTIVE DIRECTOR'S CONSENT


     I hereby consent to being named as a prospective director of Del Monte Foods Company in the Registration Statement on Form S-4 and related proxy statement/prospectus, which is a part of the Registration Statement, of Del Monte Foods Company.


                                        /s/ DAVID R. WILLIAMS
                                        ----------------------------------
                                        David R. Williams



Dated: October 10, 2002